Exhibit 99.1

                     IAC COMPLETES ACQUISITION OF ASK JEEVES

NEW YORK, NEW YORK AND OAKLAND, CALIFORNIA - JULY 19, 2005 - IAC/InterActiveCorp (Nasdaq: IACI) today announced the successful completion of its acquisition of Ask Jeeves, a leading provider of information retrieval technologies, brands and Internet advertising services.

Under the terms of the merger agreement each share of Ask Jeeves common stock was converted into the right to receive 1.2668 shares of IAC common stock, and options to purchase Ask Jeeves common stock were converted into options to acquire IAC common stock. In addition, in connection with the transaction, IAC has irrevocably and unconditionally guaranteed Ask Jeeves' outstanding convertible subordinated notes due 2008; these notes are now convertible into shares of IAC common stock in accordance with their terms.

In the transaction, IAC has issued approximately 74.8 million shares of IAC common stock in respect of Ask Jeeves' outstanding stock, and expects to issue approximately 13.2 million additional shares in respect of Ask Jeeves' outstanding convertible notes and in-the-money stock options. As previously announced, IAC has offset a substantial portion of the dilution resulting from the transaction through its repurchase of 52.8 millions shares of its common stock.

Shares of Ask Jeeves common stock, which prior to the merger traded on the Nasdaq National Market under the symbol "ASKJ", were delisted from trading as of the close of the market on Tuesday, July 19.

Ask Jeeves will continue as an operating business of IAC, residing in the 'Media & Advertising' sector of IAC, pursuant to IAC's recently announced new reporting configuration.

                                    # # #

ABOUT IAC/INTERACTIVECORP

IAC operates leading and diversified businesses in sectors being transformed by the internet, online and offline...our mission is to harness the power of interactivity to make daily life easier and more productive for people all over the world. To view a full list of the companies of IAC please visit our website at http://iac.com.

CONTACTS:

IAC CORPORATE COMMUNICATIONS
Deborah Roth
(212) 314-7254

IAC INVESTOR RELATIONS
Roger Clark / Eoin Ryan
(212) 314-7400


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